UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934




                   Date of Event Requiring Report: May 8, 1996



                         BRIA COMMUNICATIONS CORPORATION
   (Exact name of registrant as specified in its Certificate of Incorporation)



                                   NEW JERSEY
         (State or other jurisdiction of incorporation or organization)



           Q-2549                                           22-1644111
   (Commission File Number)                        (I.R.S. Employer I.D. Number)




                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
                    (Address of principal executive offices)



                                 (801) 575-8073
              (Registrant's telephone number, including area code)







                                                             Total Pages:    20
                                                   Exhibit Index on Page:     4
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1.  Changes in Control of Registrant

         Hereinafter, the term "Company" shall refer to BRIA Communications Corporation, a New Jersey corporation with principal offices located in Salt Lake City, Utah. On December 8, 1996, the Company entered into a Stock Exchange Agreement with AltaChem Group, Inc. Ireland, a corporation formed under the laws of Ireland ("AltaChem"), Aster De Schrijver, an individual, and James Tilton, an individual (these four entities are hereinafter collectively referred to as the "Parties"). Pursuant to the Stock Exchange Agreement, AltaChem became a wholly owned subsidiary of the Company. As consideration for this acquisition the Company issued 18,740,796 shares of its common stock, par value $0.001 ("Common Stock"), to Aster De Schrijver, who prior to the Stock Exchange Agreement directly or indirectly owned 100% of the outstanding stock of AltaChem. The Company also issued 2,883,200 shares of Common Stock to James Tilton as consideration for his services rendered in negotiating the Stock Exchange Agreement.

         The shares issued to Mr. De Schrijver and Mr. Tilton constituted 75% of the then-outstanding Common Stock. All shares issued under the Stock Exchange Agreement were issued with the understanding that the Company would retire such shares if the acquisition of AltaChem did not transpire or was later unwound. To help facilitate the Stock Exchange Agreement, the Company appointed Mr. De Schrijver as chairman of the board of directors and Mr. Tilton as chief executive officer and a director. The Company further appointed Jane Zheng, the wife of Mr. Tilton, as the Company's secretary, treasurer and a director. Both the Stock Exchange Agreement and the related change of control in the Company were disclosed in the Company's Form 10-QSB for period ended September 30, 1995.

         As more fully discussed in "Item 2 - Acquisition or Disposition of Assets," the Company rescinded the Stock Exchange Agreement pursuant to Rescission of Stock Exchange Agreement and Release of All Claims entered by and between the parties on May 8, 1996 (the "Rescission Agreement"). Pursuant to the Rescission Agreement, all shares issued to De Schrijver and Tilton were returned to the Company and canceled. On May 31, 1996, Aster De Schrijver resigned as the Company's chairman of the board of directors. On the same day, Jane Zheng resigned as the Company's secretary, treasurer, and director. Mr. De Schrijver and Ms. Zheng resigned because the Stock Exchange Agreement had been rescinded and because the shares issued to Mr. De Schrijver and Mr. Tilton had been returned to the Company and canceled. At the time of their respective resignations, neither Mr. De Schrijver nor Ms. Zheng had any disagreements with the Company or its management, policies or practices.

         On June 7, 1996, the board of directors appointed Harry Tilton, Matthew Veal and Shirley Tarantino as directors of the Company. On June 19, 1996, Harry Tilton, Matthew Veal, and Shirley Tarantino tendered their respective resignations as directors of the Company. On June 24, 1996, James Tilton resigned as chief executive officer and a director of the Company, leaving Richard Lifschutz as the Company's only director. None of the resigning directors had any disagreements with the Company at the time of their resignations.

ITEM 2.  Acquisition or Disposition of Assets

         As described in "Item 1 - Changes in Control of Registrant," the Company entered a December 8, 1995 Stock Exchange Agreement pursuant to which the Company acquired all outstanding shares of AltaChem Group, Inc. Ireland, a corporation formed under the laws of Ireland ("AltaChem"). As consideration, the Company issued a total of 21,623,996 shares of Common Stock to Aster De Schrijver and James Tilton. AltaChem is a chemical company based in Belgium which manufactures a one-component polyurethane foam and related products used to dispense that chemical. AltaChem markets these products through joint venture agreements it has with chemical producers in China, Slovenia, and India.

         On May 8, 1996, the Parties to the Stock Exchange Agreement mutually agreed to rescind that Agreement ab initio. The primary reason for the rescission was AltaChem's failure to deliver to the Company audited financial statements and a schedule of assets within 180 days, as required by the Stock Exchange Agreement. This delinquency constituted a material breach of the Stock Exchange Agreement and made it impossible for the Company to stay current in its SEC filings. Moreover, AltaChem had significantly underestimated the costs associated with the filing requirements for publicly traded companies in the United States. Accordingly, the Parties determined that it would be in their mutual best interest to rescind the Stock Exchange Agreement.

         Pursuant to the Rescission Agreement, the Parties released each other from all potential claims they may have had stemming from the Stock Exchange Agreement. Hence, the Company has no relationship with or claims against AltaChem, and AltaChem has no claims against the Company. Mr. De Schrijver and Mr. Tilton returned their shares to the Company's transfer agent for cancellation, and the Company returned all shares of AltaChem.

         Since the Stock Exchange Agreement was rescinded, the Company no longer has any active operations. Its business is now directed toward finding a suitable merger or acquisition candidate who can provide the Company with the basis for successful operations. At the time of this filing, the Company has identified potential merger and acquisition candidates, however all negotiations are in the preliminary stages and no definitive agreements have been reached.

Item 7.  Financial Statements and Exhibits

         Because the Rescission Agreement canceled the acquisition of AltaChem ab initio, no financial statements have been filed herewith. Exhibits required to be attached by Item 601 of Regulation S-K are listed in the Index to Exhibits beginning on page 4 of this Form 8-K. The Index to Exhibits is hereby incorporated by this reference.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 1996

                                            BRIA Communications Corporation


                                            By:  /s/ Richard Lifschutz
                                                    Richard Lifschutz, President



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


                                INDEX TO EXHIBITS

    EXHIBIT NO.      PAGE NO.        DESCRIPTION

       3(a)              6           The Company's Certificate of Incorporation,
                                     originally  filed  with  the  State  of New
                                     Jersey on January 29, 1959, as amended.(1)

       3(b)             12           The Company's Bylaws, as amended.(2)

       10(i)(a)          *           Stock   Exchange   Agreement   between  the
                                     Company and AltaChem Group  Ireland,  Aster
                                     De   Schrijver   and  James   Tilton  dated
                                     December 8, 1995, incorporated by reference
                                     from   Exhibit    10(i)(i)   of   Company's
                                     Quarterly Report on Form 10-QSB for the period ended September 30, 1995.


       10(i)(b)         20           Rescission of Stock Exchange  Agreement and
                                     Release  of  All  Claims   entered  by  and
                                     between   the   Company,   AltaChem   Group
                                     Ireland,   Aster  De  Schrijver  and  James
                                     Tilton, dated May 8, 1996.


       -----------------
          (1) The most recent Certificate of Amendment to the Certificate of Incorporation was filed with the State of New Jersey on April 9, 1996. The Complete text of the Certificate of Incorporation has been filed pursuant to Section 232.101 of Regulation S-T promulagated pursuant to the Securities Act of 1933.

          (2) The Company's Bylaws were most recently amended pursuant to a unanimous resolution of the Board of Directors effective June 11, 1996. The complete text of the Bylaws has been filed pursuant to Section
        232.101 of Regulation S-T promulagated pursuant to the Securities Act of 1933.

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